Exhibit 10.27

Confidential

Contract Transfer Agreement

BY AND BETWEEN:

Haiyan Gong, Xu Liu, Yu Zhang, etc.

and

Beijing Miyuan Information Technology Co., Ltd.

and

Miyuan (Shanghai) Information Technology Co., Ltd.

April 5, 2011

Contract Transfer Agreement

THIS CONTRACT TRANSFER AGREEMENT (“this Agreement”) is made on this 5th day of April 2011, in Beijing, People’s Republic of China (hereinafter “PRC”) by and between:

1.                   Gong Haiyan, a PRC citizen (ID number: [*****************]*);

2.                   Liu Xu, a PRC citizen (ID number: [*****************]*);

3.                   Zhang Yu, a PRC citizen (ID number: [*****************]*);

4.                   Qian Yongqiang, a PRC citizen (ID number: [*****************]*);

5.                   Li Cheng, a PRC citizen (ID number: [*****************]*);

6.                   Yu Fuping, a PRC citizen (ID number: [*****************]*);

7.                   Zhu Qingjun, a PRC citizen (ID number: [*****************]*);

8.                   Beijing Miyuan Information Technology Co., Ltd. (hereinafter “Beijing Miyuan”)

Registered Address: Room 408-409, Floor 4, 39 Anding Road, Chaoyang District, Beijing;

9.                   Miyuan (Shanghai) Information Technology Co., Ltd. (hereinafter “Shanghai Miyuan”)

Registered Address: Room 1701-9, 98 Songhu Road, Yangpu District, Shanghai;

Beijing Miyuan and Shanghai Miyuan shall hereinafter be collectively referred to as the”Transfer Agreeing Parties”

The said parties are hereinafter individually referred to as a “Party” and collectively as the “Parties”.

WHEREAS,

(1)         Gong Haiyan and Shanghai Miyuan signed a Loan Contract on July 10, 2007, agreeing to Shanghai Miyuan’s lending RMB 9,000,000 to Gong Haiyan for business

*  This portion has been omitted and filed separately with the Securities and Exchange Commission, pursuant to Rule 406 under the Securities Act of 1933, as amended.

development of Shanghai Huaqianshu Information Technology Co., Ltd. (hereinafter “Shanghai Jiayuan.com”); Gong Haiyan, Liu Xu and Shanghai Miyuan signed Restatement of the Loan Contract on Jan. 25, 2011 ,agreeing to Shanghai Miyuan’s providing loans equaling to US$624,480 and US$575,520 respectively to Gong Haiyan and Liuxu for business development of Shanghai Jiayuan.com(Collectively referred to as “Shanghai Jiayuan.com Loan Contract”);

(2)         Gong Haiyan, Zhang Yu and Beijing Miyuan signed a Loan Contract on Feb. 17, 2011 (hereinafter “Beijing Jiayuan.com Loan Contract”), agreeing to Beijing Miyuan’s lending RMB 700,000 and RMB 300,000 respectively to Gong Haiyan and Zhang Yu for the contribution to the registered capital of Beijing Huaqianshu Information Technology Co., Ltd. (hereinafter “Beijing Jiayuan.com”);

(3)         Gong Haiyan, Zhang Yu and Beijing Miyuan signed a Loan Contract on Feb. 17, 2011 (hereinafter “Century Magpie Loan Contract”, with the above other loan contracts, collectively referred to as “Loan Contracts”), agreeing to Beijing Miyuan’s lending RMB 700,000 and RMB 300,000 respectively to Gong Haiyan and Zhang Yu for the contribution to the registered capital of Beijing Shiji Xique Information Technology Co., Ltd. (hereinafter “Century Magpie”);

(4)         On Jan.19 2011, the shareholders and their share percentage of Shanghai Jiayuan.com, Beijing Jiayuan.com and Century Magpie changed after a series of shares transfers. As of the effective date of the Agreement, the shareholders of, and their share percentages in,Shanghai Jiayuan.com, Beijing Jiayuan.com and Century Magpie are shown in Appendix I.

(5)         The Parties, after friendly consultations, agree that Gong Haiyan and Liu Xu shall transfer the rights and obligations under the Shanghai Jiayuan.com Loan Contract to Qian Yongqiang, Yu Fuping, Zhu Qingjun, Li Cheng, and agree that Gong Haiyan and Zhang Yu shall transfer the rights and obligations under the Beijing Jiayuan.com Loan Contract and Century Magpie Loan Contract to Qian Yongqiang, Yu Fuping, Zhu Qingjun, Liu Xu and Li Cheng.

NOW THEREFORE, the Parties hereby agree as follows:

Article 1 Contracts Transfer

1.1 Liu Xu and Gong Haiyan shall, as from the effective date of the Agreement, transfer Shanghai Jiayuan.com Loan Contract respectively to Qian Yongqiang, Li Cheng, Yu Fuping and Zhu Qingjun in accordance with the share percentages of the shareholders of Shanghai Jiayuan.com listed in Appendix I (that is to say, Gong Haiyan shall transfer to Qian Yongqiang 39.99% of loans under Shanghai Jiayuan.com Loan Contract and corresponding rights and obligations; Liu Xu shall transfer to Qian Yongqiang 5.14% of loans under Shanghai Jiayuan.com Loan Contract and corresponding rights and obligations; Liu Xu shall transfer to Yu Fuping 7.2% of loans under Shanghai Jiayuan.com Loan Contract and corresponding rights and obligations; Liu Xu shall transfer to Zhu Qingjun 3.98% of loans under Shanghai Jiayuan.com Loan Contract and corresponding rights and obligations; Liu Xu shall transfer to Li Cheng 2.96% of loans under Shanghai Jiayuan.com Loan Contract and corresponding rights and obligations).

1.2 Zhang Yu and Gong Haiyan shall, as from the effective date of the Agreement, transfer Beijing Jiayuan.com Loan Contract respectively to Qian Yongqiang, Li Cheng, Yu Fuping, Zhu Qingjun and Liu Xu in accordance with the share percentages of the shareholders of Beijing Jiayuan.com listed in Appendix I (that is to say, Gong Haiyan shall transfer to Qian Yongqiang 32.26% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Qian Yongqiang 12.87% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Yu Fuping 7.2% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Zhu Qingjun 3.98% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Liu Xu 2.99% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Li Cheng 2.96% of loans under Beijing Jiayuan.com Loan Contract and corresponding rights and obligations).

1.3 Zhang Yu and Gong Haiyan shall, as from the effective date of the Agreement, transfer Century Magpie Loan Contract respectively to Qian Yongqiang, Li Cheng, Yu Fuping, Zhu Qingjun and Liu Xu in accordance with the share percentage of the shareholders of Century Magpie listed in Appendix I (that is to say, Gong Haiyan shall transfer to Qian Yongqiang 32.26% of loans under Century Magpie Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Qian Yongqiang 12.87% of loans under Century Magpie Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Yu Fuping 7.2% of loans under Century Magpie Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Zhu Qingjun 3.98% of loans under Century Magpie Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Liu Xu 2.99% of loans under Century Magpie Loan Contract and corresponding rights and obligations; Zhang Yu shall transfer to Li Cheng 2.96% of loans under Century Magpie Loan Contract and corresponding rights and obligations).

1.4     Transfer Agreeing Parties hereby agree and confirm the transfer of the above Loan Contracts.

Article 2 Rights and Obligations of the Parties

2.1 As transferors, Liu Xu, Gong Haiyan and Zhang Yu shall, as from the effective date of the Agreement, submit all records relevant to the Loan Contracts to the transferees

(Article .2.2) or their designated representatives, and shall bear in accordance with law all the taxes (if any) arising from the performance of the Agreement.

2.2 As transferees, Qian Yongqiang, Li Cheng, Yu Fuping, Zhu Qingjun and Liu Xu shall, as from the effective date of the Agreement, appropriately accept the Loan Contracts, bear in accordance with law all the taxes(if any) arising from the performance of the Agreement, and observe the obligations strictly in accordance with the Loan Contracts.

2.3 As Transfer Agreeing Parties, Shanghai Miyuan and Beijing Miyuan, after the Loan Contracts are appropriately transferred under the Agreement, shall enjoy the rights and fully observe the obligations in time strictly in accordance with the Loan Contracts.

2.4 As for the signing and performance of the Agreement, and the trade secrets of the other party (ies) known in the process of signing and performance of the Agreement, each party shall keep in strictest confidence.

Article 3 Representations and Warranties

Transferors and transferees hereby represent and warrant as follows:

3.1 Have full capacity for civil rights and civil conduct in accordance with the governing law.

3.2   Have full power and authority to execute and perform this Agreement and other documents to be signed by them which are related to the transaction contemplated hereunder, and have full power and authority to complete the transaction contemplated hereunder.

3.3 Once lawfully and appropriately executed and delivered, this Agreement will constitute legally binding obligations upon them.

3.4 Except as otherwise contemplated by this Agreement, no notice to or filing with any government authority or third party is required to be made, and no license, permission, consent, authorization, qualification, instruction or other approval is required to be obtained from any government authority or third party, in connection with the execution, delivery or performance of this Agreement.

3.5 The execution and delivery of this Agreement, the completion of the transaction and the performance of the terms and conditions under this Agreement are not in breach of any law or regulation that are needed to be observed or are binding, or in breach of any judicial or administrative order, verdict, judgment or decree, or in breach of or constitute nonperformance under terms of any binding agreement, contract, document or promise.

Article 4 Effectiveness

This Agreement shall take effect from the date of its execution by the Parties.

Article 5 Notices

5.1 All notices, requests, demands, and other communications required or made under this Agreement shall be in writing and sent to relative party(ies).

5.2 In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered on fifth (5) business day from the time of posting.

Article 6 Breach of Agreement

6.1 The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a breach of agreement (“Breach of Agreement”). Other party (the “Observant Party”) may request remedying or correcting measures in reasonable time. If the Breaching Party does not perform any remedy or correcting measures in the reasonable time required by the Observant Party or within Ten (10) days after the written notice of the Observant Party, then the observant party may request the Breaching Party to compensate all damages arising out of Breach of Agreement .

6.2 The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations.

6.3 Notwithstanding any other provision of this Agreement, Article 6 shall survive after this Agreement is ceased or terminated.

Article 7 Miscellaneous

7.1 This Agreement shall be made in Chinese and executed in Nine (9) original copies and is hold respectively by each Party, and each original copy has the same legal effect.

7.2 The execution, validity, performance, amendment, interpretation, and termination of this Agreement are governed by the laws of PRC.

7.3 The Parties shall settle any dispute arising out of or in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) days after the dispute arises, the dispute shall be referred to and finally resolved in Beijing by China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its arbitration rules. The arbitration award shall be final and conclusive and binding upon the Parties.

7.4 No failure or delay by any Party in exercising any right or remedy under this Agreement or provided by law shall operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy.

7.5 The headings herein contained are for convenience only, and shall not be used in or affect the interpretation of the provisions under any circumstance.

7.6 Any provision under this Agreement is severable from other provisions. If any provision of this Agreement becomes invalid, illegal or non-enforceable, the validity, legality or enforceability of other provisions shall not be affected thereby.

7.7 This Agreement, once executed, shall supersede any other prior legal documents between the Parties with respect to the matter hereof. Any amendments and supplements to this Agreement shall be made by a written instrument duly executed by the Parties.

7.8 This Agreement is binding on the Parties herein and their respective lawful successors and assignees.

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[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date and in the place first above written.

Gong Haiyan		Liu Xu

Signature:	/s/ Haiyan Gong	Signature:	/s/ Xu Liu

Qian Yongqiang		Zhu Qingjun

Signature:	/s/ Yongqiang Qian	Signature:	/s/ Qingjun Zhu

Li Cheng		Yu Fuping

Signature:	/s/ Cheng Li	Signature:	/s/ Fuping Yu

Zhang Yu

Signature:	/s/ Yu Zhang

Beijing Miyuan Information Technology Co., Ltd. (Seal)		Miyuan (Shanghai) Information Technology Co., Ltd. (Seal)

(Company Seal) [seal: Beijing Miyuan Information Technology Co., Ltd.]		(Company Seal) [seal: Miyuan (Shanghai) Information Technology Co., Ltd.]
Signature:		Signature:
Name:		Name:
Title: Authorized Representative		Title: Authorized Representative

Appendix I:: General information about Shanghai Jiayuan.com, Beijing Jiayuan.com and Century Magpie

1. Shanghai Jiayuan.com

Registered Address: Room 1114, No. 1, Lane 127, Guotai Road, Yangpu District, Shanghai

Registered Capital: RMB10,000,000 Yuan

Legal representative: Qian Yongqiang

Share Structure:

Shareholder	Capital Contribution (RMB yuan)	Percentage
Gong Haiyan	3,774,000	37.74%
Liu xu	299,000	2.99%
Qian Yongqiang	4,513,000	45.13%
Li Cheng	296,000	2.96%
Yu Fuping	720,000	7.2%
Zhu Qingjun	398,000	3.98%
Total	10,000,000	100%

2. Beijing Jiayuan.com

Registered Address: Room 6552, Building 3, Xijing Raod No.3, Badachu High Tech. Garden, Shijingshan District, Beijing

Registered Capital: RMB1,000,000 Yuan

Legal representative: Gong Haiyan

Share structure:

Shareholder	Capital Contribution (RMB Yuan)	Percentage
Gong Haiyan	377,400	[37.74	]%
Liu Xu	29,900	[2.99	]%
Qian Yongqiang	451,300	[45.13	]%
Li Cheng	29,600	[2.96	]%
Yu Fuping	72,000	[7.2	]%
Zhu Qingjun	39,800	[3.98	]%
Total	1,000,000	100%

3. Century Magpie

Registered address: Room 6551, Building 3, Xijing Road 3, Badachu Hign Tech Garden, Shijingshan District, Beijing

Registered capital: RMB 1,000,000

Legal representative: Gong Haiyan

Share structure:

Shareholder	Capital contribution (RMB yuan)	Percentage
Gong Haiyan	377,400	[37.74	]%
Liu Xu	29,900	[2.99	]%
Qian Yongqiang	451,300	[45.13	]%
Li Cheng	29,600	[2.96	]%
Yu Fuping	72,000	[7.2	]%
Zhu Qingjun	39,800	[3.98	]%
Total	1,000,000	100%